BRANDES GLOBAL OPPORTUNITIES VALUE FUND
Summary Prospectus
Class A Ticker Symbol: BGOAX Class C Ticker Symbol: BGOCX Class I Ticker Symbol: BGOIX Class R6 Ticker Symbol: BOVRX	January 31, 2019

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/us/mutual-funds/funds?fId=BIPMFGO&lci=0.  You may also obtain this information at no cost by calling (800) 395‑3807 or by e-mail at info@brandesfunds.com.  The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2019, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Global Opportunities Value Fund (the “Global Opportunities Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunities Value Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 65 of the Prospectus and “Additional Purchase and Redemption Information” on page B‑83 of the Fund’s Statement of Additional Information.

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Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None	None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I		Class R6
Management Fees		0.95%		0.95%		0.95%	0.95%
Distribution (12b-1) Fees		0.25%		0.75%		None	None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None		None
Other Expenses(1)	0.68%		0.69%		0.74%		0.69%
Total Other Expenses		0.68%		0.94%		0.74%	0.69%
Total Annual Fund Operating Expenses		1.88%		2.64%		1.69%	1.64%
Less: Fee Waiver and/or Expense Reimbursement		-0.48%		-0.49%		-0.54%	-0.67%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.40%		2.15%		1.15%	0.97%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the Global Opportunities Value Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 0.97% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 31, 2020 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Global Opportunities Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,088	$1,491	$2,613
Class C	$318	$774	$1,356	$2,937
Class I	$117	$480	$867	$1,953
Class R6	$99	$452	$829	$1,887

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You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$218	$774	$1,356	$2,937

Portfolio Turnover
The Global Opportunities Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.12%.

Principal Investment Strategies
The Global Opportunities Value Fund invests primarily in equity securities of U.S. and foreign companies. The Fund may invest in companies with market capitalizations (market value of publicly traded equity securities) of any size. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 40% of the Fund’s total assets, measured at the time of purchase, in securities of companies located in emerging market countries (including frontier market countries). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 25% of its assets in any market sector. However, as of September 30, 2018, the Fund did not invest in excess of 25% in any sector.

The Global Opportunities Value Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 25% of its total assets measured at the time of purchase, or (b) 300% of the weighting of such country as represented in the Morgan Stanley Capital International All Country World (“MSCI ACWI”) Index, measured at the time of purchase.  The Global Opportunities Value Fund will invest in at least three different countries, and invest at least 40% of its total assets (measured at the time of purchase) outside of the United States or, if conditions are not favorable, invest at least 30% of its total assets (measured at the time of purchase) outside of the United States. For example, if the Advisor determines that non-U.S. markets are generally overvalued compared to U.S. markets, the Fund may invest up to 70% of its total assets within the United States.

The Global Opportunities Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the Global Opportunities Value Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, or the Advisor believes that other investments are more attractive, or for other reasons.

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Principal Investment Risks
Because the values of the Global Opportunities Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Principal risks in alphabetical order of the Fund are as follows:

•
Currency Risk – Because the Global Opportunities Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

•
Emerging Markets Risk – Emerging markets may involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in these markets are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

•
Focused Investing Risk – The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Global Opportunities Value Fund invests. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the value of an investment in the Fund.

•
Mid and Small-Capitalization Company Risk – Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.  These securities may also be more difficult to value.

•
Stock Risk – The values of the Global Opportunities Value Fund’s investments fluctuate, sometimes rapidly and unpredictably, in response to the activities and perceptions of individual companies and general stock market and economic conditions.

•
Value Securities Risk – The Global Opportunities Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business or industry, that have caused the securities to be out of favor. It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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•	Value Style Risk – Value style of investing may cause the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time.

Performance
The following performance information shows you how the Global Opportunities Value Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception. The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Global Opportunities Value Fund will perform in the future.  Updated performance is available on the Fund’s website at www.brandesfunds.com.

Brandes Global Opportunities Value Fund
Total Returns as of December 31,
for Class I Shares

Best Quarter	Q3	2016	7.50%
Worst Quarter	Q4	2018	-12.23%

Brandes Global Opportunities Value Fund
Average Annual Total Returns
For periods ending December 31, 2018
(Returns reflect applicable sales charges)
Brandes Global Opportunities Value Fund	1 Year	Since Inception (December 31, 2014)
Class A Shares – Return Before Taxes	-22.22%	-0.42%
Class C Shares – Return Before Taxes	-18.87%	0.31%
Class R6 Shares – Return Before Taxes	-17.25%	1.23%
Class I Shares – Return Before Taxes	-17.25%	1.23%
Return After Taxes on Distributions	-18.77%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	-8.86%	1.06%
MSCI All Country World (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	-9.42%	4.28%

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As of the date of this prospectus, Class R6 shares have not commenced operations.  Accordingly, the performance shown for Class R6 shares reflects the performance of Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only.  After-tax returns for other Classes will vary.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Kenneth Little, CFA	Managing Director, Investments Group, All-Cap Investment Committee Voting Member and Global Large Cap Investment Committee Voting Member	2014
Michael Hutchens, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Small-Mid-Cap Investment Committee Voting Member	2014
Gerardo Zamorano, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Emerging Markets Investment Committee Voting Member	2014
Yingbin Chen, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2018

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6(1)	$0	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.  Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

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Tax Information
The Global Opportunities Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Global Opportunities Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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